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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 1998

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-28132                  31-1455414
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(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)

              One Financial Way, Suite 400, Cincinnati, Ohio 45242
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(Address of principal executive offices)

Registrant's telephone number, including area code      (513) 794-7100
                                                   -------------------------

Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

         Registrant borrowed $6,000,000 pursuant to a term loan received from The Hillstreet Fund, L.P. and made on July 17, 1998. The loan is secured by first liens on the accounts, inventory, equipment, general intangibles, instruments, and chattel paper of Registrant and Registrant's subsidiary. In addition, as a condition to the loan, Registrant issued a warrant to the lender to purchase up to 750,000 shares of Registrant's common stock under certain terms and conditions. The complete terms of this loan are set out in the Loan and Security Agreement attached hereto as Exhibit 10.1.

Item 6.  Resignations of Registrant's Directors.


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Item 7.  Financial Statements and Exhibits.

         Exhibit No.        Description of Exhibit
         -----------        ----------------------

         10.1               Loan and Security Agreement between The
                            Hillstreet Fund, L.P. and LanVision Systems, Inc., including exhibits and schedules thereto

Item 8.  Change in Fiscal Year


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LanVision Systems, Inc.

Date:    7-23-98                            By: /s/ THOMAS E. PERAZZO
      --------------------                      -----------------------
                                                Thomas E. Perazzo
                                                Chief Operating Officer



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                               INDEX AND EXHIBITS

Exhibit No.   Description of Exhibit                         Sequential Page No.

10.1          Loan and Security Agreement between The                 4
              Hillstreet Fund, L.P. and LanVision
              Systems, Inc., including exhibits and
              schedules thereto



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